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                                                                      EXHIBIT 21

                                AMR CORPORATION

                         SUBSIDIARIES OF THE REGISTRANT
                            AS OF DECEMBER 31, 1996

Subsidiary companies of the Registrant are listed below. With respect to the companies named, all voting securities are owned directly or indirectly by the Registrant, except where otherwise indicated

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                                                                                   STATE OR
                                                                                SOVEREIGN POWER
NAME OF SUBSIDIARY                                                               OF INCORPORATION
------------------                                                              -----------------

Subsidiaries included in the Registrant's consolidated financial statements
                                                                                      Delaware
AMR Aircraft Sales & Leasing Company                                                  Texas
AMR/American Airlines Foundation                                                      Delaware
AMR Commuter Finance, Inc.                                                            Delaware
AMR Eagle, Inc.                                                                       Delaware
  AMR Eagle Maintenance Services Group, Inc.                                          Delaware
  AMR Eagle Regional Aircraft Maintenance Center, Inc.                                Panama
  Aero Perlas (20%)                                                                   Delaware
  Eagle Aviation Leasing, Inc.                                                        Delaware
  Eagle Aviation Services, Inc.                                                       Delaware
  Executive Airlines, Inc.                                                            Delaware
  Flagship Airlines, Inc.                                                             Delaware
  Inventory Support, Inc.                                                             Michigan
  Simmons Airlines, Inc.                                                              California
  Wings West Airlines, Inc.                                                           Delaware
AMR Financial Services, Inc.                                                          Bermuda
AMR Foreign Sales Corporation, Ltd.                                                   Delaware
AMR Holding Company, Inc.                                                             Delaware
AMR Investment Services, Inc.                                                         Delaware
AMR Leasing Corporation                                                               Delaware
AMR Services Holding Corporation                                                      Delaware
  AMR Services Corporation                                                            Delaware
    AMR Combs, Inc.                                                                   Delaware
      AMR Combs BJS, Inc.                                                             Delaware
        Jet Solutions LLC                                                             Delaware
      Aircraft Deicing Services Funding, Inc.                                         Delaware
      Aircraft Deicing Services, Inc.                                                 Alabama
    AMR Combs-Birmingham, Inc.                                                        Delaware
    AMR Combs-Grand Rapids, Inc.                                                      Poland
    AMR Polskie Uslugi Lotniskowe                                                     Delaware
    AMR Runway Technologies, Inc.                                                     Mexico
    AMR Services & Logistics Co. of Mexico                                            United Kingdom
    AMR Services (UK) Ltd.                                                            United Kingdom
      AMR Two Flags Aviation Services Limited                                         Germany
    AMR Services Deutschland GmbH                                                     Delaware
    AMR Services Security Service Corporation                                         Delaware
    AMRS Finance Company                                                              France
    AMRS France Holding, S. A.                                                        France
      Societe de Fret et de Services                                                  Spain
      Sociedad de Handling Servicios S. A.                                            Florida
    Miami International Airport Cargo Facilities & Services, Inc.                     Delaware
  Caribbean Data Services, Ltd.                                                       Delaware
  Teleservice Resources, Inc.                                                         Delaware
    TSR Government Services, Inc.

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                                                                      EXHIBIT 21
                                                                     (Continued)
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                                                                                   STATE OR
                                                                                SOVEREIGN POWER
NAME OF SUBSIDIARY                                                              OF INCORPORATION
------------------                                                             ----------------
AMR Training & Consulting Group, Inc.                                           Delaware
Airline Management Services Holding, Inc.                                       Nevada
  Airline Management Services, Inc.                                             Delaware
  Aurora Airline Investments, Inc.                                              Delaware
American Airlines, Inc.                                                         Delaware
  AMR Ventures III, Inc.                                                        Delaware
  Admirals Club, Inc.                                                           Massachusetts
  American Airlines Australian Tours, Inc.                                      Delaware
  American Airlines Deutschland Holding GmbH                                    Germany
  American Airlines Fuel Corporation                                            Delaware
  American Airlines Holding Company, Inc.                                       Delaware
  Americas Marketing Network, Inc.                                              Delaware
  DFW Terminal Corporation                                                      Texas
  International Ground Services, S. A. de C. V.                                 Mexico
  Wingate Travel S. A. (49%)                                                    France
    ATC Loisiers S. A.                                                          France
    Africa Travel Services                                                      Angola
    Wingate Japan KK                                                            Japan
    Wingate Travel Hong Kong Ltd.                                               Hong Kong
American Holidays Limited                                                       United Kingdom
Americas Ground Services, Inc.                                                  Delaware
  Aerodespachos Colombia S. A.                                                  Columbia
  AEROSAN (50%)                                                                 Chili
  Caribbean Dispatch Services Ltd.                                              St. Lucia
  Dispatch Services DS                                                          Venezuela
  DSA                                                                           Dominican Republic
  Panama Dispatch                                                               Panama
  Peru Dispatch Company                                                         Peru
Avion Assurance Ltd.                                                            Bermuda
Cargo Services, Inc.                                                            Delaware
The C. R. Smith Aviation Museum Foundation (non-profit)                         Delaware

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                                                                      EXHIBIT 21
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                                                                                  STATE OR
                                                                                SOVEREIGN POWER
NAME OF SUBSIDIARY                                                              OF INCORPORATION
------------------                                                              -----------------


The SABRE Group Holdings, Inc. (82.2% economic interest)                        Delaware
  The SABRE Group, Inc.                                                         Delaware
    Axess International Network, Inc. (25%)                                     Japan
    ENCOMPASS Holding, Inc.                                                     Delaware
    Prize Ltd. (50%)                                                            Latvia
    SABRE Decision Technologies International, Inc.                             Delaware
      SABRE Decision Technologies Pty Ltd.                                      Australia
    SABRE Decision Technologies Licensing, Inc.                                 Delaware
    SABRE International Holdings, Inc.                                          Delaware
    SABRE International, Inc.                                                   Delaware
      SABRE Belgium (99% owned by SABRE International, Inc.)                    Belgium
      SABRE Computer-Reservierungssytem GmbH                                    Austria
      SABRE Danmark ApS                                                         Denmark
      SABRE Deutschland Marketing GmbH                                          Germany
      SABRE Deutschland Services GmbH                                           Germany
      SABRE Espana Marketing, S. A.                                             Spain
SABRE Europe Management Services Ltd. (99%)                                     United Kingdom
     SABRE France Sarl                                                          France
     SABRE Hellas SA                                                            Greece
     SABRE Ireland Ltd.                                                         Ireland
     SABRE Italia S.r.l. (99%)                                                  Italy
     SABRE Marketing Nederland BV                                               Netherlands
     SABRE Norge AS                                                             Norway
     SABRE Portugal Servicios LDA (99%)                                         Portugal
     SABRE Servicios Colombia LTDA (99%)                                        Colombia
     SABRE Suomi Oy                                                             Finland
     SABRE Sverige AB                                                           Sweden
     SABRE UK Marketing Ltd. (99%)                                              United Kingdom
     STIN Luxembourg S.A. (99%)                                                 Luxembourg
  SST Finance, Inc.                                                             Delaware
  SST Holding, Inc.                                                             Delaware
  SABRE Sociedad Technologica S. A. (50%)                                       Mexico
    SABRE Services Administration                                               Mexico
  TSGL, Inc.                                                                    Delaware
    TSGL Holding, Inc.                                                          Delaware
    TSGL-SCS, Inc.                                                              Delaware
  Ticketnet Corporation                                                         Canada
    148548 Canada, Inc.                                                         Canada
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